GOVERNMENT SECURITIES MONEY MARKET FUND
Administrative:	APCXX
Institutional:	APHXX
Select:	APSXX
Premier:	APPXX
SUMMARY PROSPECTUS		December 28, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://prospectus-express.newriver.com/summary.asp?doctype=pros&clientid=cavanalhill&fundid=14956P679. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 28, 2024, and most recent annual report, dated August 31, 2024, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

To seek current income with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Government Securities Money Market Fund. An investor transacting in Institutional Shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker or other financial intermediary for effecting such transactions on an agency basis. Such commissions are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	Administrative	Institutional	Select	Premier
Management Fees	0.05%	0.05%	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.25%	—	—	0.50%
Other Expenses	0.39%	0.39%	0.39%	0.39%
Shareholder Servicing Fees	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.70%	0.45%	0.45%	0.95%
Less Fee Waivers†	—	(0.17)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waivers	0.70%	0.28%	0.20%	0.70%

†  Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled paid by Select and Premier Shares and 0.17% paid by Institutional Shares. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. Contractual waivers are in place for the period through December 31, 2025 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Administrative Shares	$72	$224	$390	$871
Institutional Shares	$29	$127	$235	$550
Select Shares	$20	$119	$227	$543
Premier Shares	$72	$278	$501	$1,144
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Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 99.5% of its total assets in cash, U.S. Government Securities, or repurchase agreements collateralized by U.S. Government Securities and other U.S. Government Security investment companies. The Fund also invests at least 80% of its net assets in U.S. Government Securities or repurchase agreements collateralized by U.S. Government Securities. These policies will not be changed without at least 60 days prior notice to shareholders.

The dollar-weighted average portfolio maturity of the Fund will not exceed 60 days and the dollar-weighted average portfolio life cannot exceed 120 days.

Principal Investment Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Funds, beyond what is disclosed in the footnote under the “Annual Fund Operating Expenses” table, and you should not expect that the sponsor will provide additional financial support to the Fund at any time. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are:

•  Interest Rate Risk — The value of the Fund’s interest-bearing investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. For a portfolio with a duration of 3 years, each 1% rise in interest rates would reduce the value of the portfolio by an estimated 3%. The Fund’s yield may decrease due to a decline in interest rates. Very low or negative interest rates may magnify interest rate risk. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

•  Market Risk — The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

•  Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The portfolio manager may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. If a Fund is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss.

•  Redemption Risk — The risk that heavy redemptions could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money.

•  Floating Rate Notes Risk — Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity.

•  Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•  Regulatory Risk — The risk that a change in laws or regulations will materially affect a security, business, sector or market. A change in laws or regulations made by the government or a regulatory body can increase the costs of operating a business, reduce the attractiveness of investment and/or change the competitive landscape. Regulatory risk also includes the risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•  Investment in Other Investment Companies Risk — Investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investments companies, shareholders bear both their proportionate share of expenses in the Fund (including management fees and other expenses) and, indirectly, the expenses of the investment companies.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus.

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Performance Information

The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1, 5 and 10 years. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Prior to April 2016, the Fund was named the Cash Management Fund. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. The returns for Institutional, Select and Premier Shares will differ from the returns for Administrative Shares (which are shown in the bar chart) because of differences in the expenses of each Class.

Annual Total Returns for Administrative Shares and predecessor (Periods Ended 12/31)

1The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/24 to 9/30/24 was 3.55%.

This table shows the Fund’s average annual total returns for periods ended December 31, 2023. The Select Shares commenced operations on September 15, 2016. The performance shown for periods prior to commencement of operations of the Select Shares is that of the Institutional Shares. The shares would have substantially similar performance because shares are invested in the same portfolio of securities. The performance shown is lower than actual returns would have been because the predecessor class had a higher expense ratio.

Average Annual Total Returns for Administrative, Institutional, Premier and Select Shares and predecessors.
(Periods Ended 12/31/2023)

Government Securities Money Market Fund	1 Year	5 Years	10 Years
Administrative Shares	4.52%	1.51%	0.91%
Institutional Shares	4.89%	1.69%	1.07%
Premier Shares	4.68%	1.67%	1.07%
Select Shares	4.98%	1.75%	1.11%

Yield

The 7-day yield for the period ended 12/31/23 was 4.82% for Administrative Shares; 5.26% for Institutional Shares; 4.82% for Premier Shares; and 5.34% for Select Shares.

You may obtain the most current yield information for the Fund by calling (800) 762-7085.

Investment Adviser

Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Purchase and Sale of Fund Shares

The following initial and additional purchase requirements apply:

	Initial Purchase	Additional Purchases
Administrative Shares	$1,000	None
Institutional Shares	$1,000	None
Select Shares	$1,000,000	None
Premier Shares	$1,000	None
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Shares may be purchased, sold (redeemed) or exchanged on any business day. You may sell by:

•  Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

•  Sending a written request by overnight mail to: Cavanal Hill Funds, c/o FIS Investor Services, LLC, 4249 Easton Way, Suite 400, Columbus, OH, 43219-6171.

•  Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. In addition, if you purchase shares that do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution from a broker or other financial intermediary on an acting agency basis, you may be required to pay a commission in an amount charged and separately disclosed to you by such party.

CH-SU-GS-1224

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